Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of KRAKacquisition Corp, a Cayman Islands corporation (the “Company”), for the period ended June 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Ravikant Tanuku, Chief Executive Officer of the Company, and Sahil Gupta, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2026

/s/ Ravikant Tanuku
Ravikant Tanuku
Chief Executive Officer
(Principal Executive Officer)

/s/ Sahil Gupta
Sahil Gupta
Chief Financial Officer
(Principal Financial and Accounting Officer)